BARRINGER TECHNOLOGIES INC.

              AMENDED AND RESTATED 1997 STOCK COMPENSATION PROGRAM


     A. Purposes. This Barringer Technologies Inc. 1997 Stock Compensation Program (the "Program") is intended to promote the interests of Barringer Technologies Inc. (the "Company"), its direct and indirect present and future subsidiaries (the "Subsidiaries"), and its stockholders, by providing eligible persons with the opportunity to acquire a proprietary interest, or to increase their proprietary interest in the Company as an incentive to remain in the service of the Company.

     B. Elements of the Program. In order to maintain flexibility in the award of benefits, the Program is comprised of six parts -- the Incentive Stock Option Plan ("Incentive Plan"), the Supplemental Stock Option Plan ("Supplemental
Plan"), the Stock Appreciation Rights Plan ("SAR Plan"), the Performance Share Plan ("Performance Share Plan"), the Stock Bonus Plan ("Stock Bonus Plan") and the Independent Director Plan (the "Independent Director Plan"). Copies of the Incentive Plan, Supplemental Plan, SAR Plan, Performance Share Plan, Stock Bonus Plan and Independent Director Plan are attached hereto as Parts I, II, III, IV, V, and VI, respectively, and are collectively referred to herein as the "Plans." The grant of an option, stock appreciation right, performance share, or stock bonus under one of the Plans shall not be construed to prohibit the grant of an option, stock appreciation right, performance share, or stock bonus under any of the other Plans.

     C. Applicability of General Provisions. Unless any Plan specifically indicates to the contrary, all Plans shall be subject to the General Provisions of the Program set forth below under the heading "General Provisions of Stock Compensation Program."

                GENERAL PROVISIONS OF STOCK COMPENSATION PROGRAM


     Article 1. Administration. The Program shall be administered by the Board of Directors of the Company (the "Board of Directors") or any duly created committee appointed by the Board of Directors and charged with administration of the Program. The Board of Directors, or any duly appointed committee, when acting to administer the Program, is referred to as the "Program Administrator." Any action of the Program Administrator shall be taken by majority vote at a meeting or by unanimous written consent of all members without a meeting. No Program Administrator or member of the Board of Directors shall be liable for any action or determination made in good faith with respect to the Program or with respect to any option, stock appreciation right performance share, or stock bonus granted thereunder. Notwithstanding any other provision of the Program, administration of the Independent Director Plan, set forth as Part VI of this Program, shall be self-executing in accordance with the terms of the Independent Director Plan, and no Program Administrator shall exercise any discretionary functions with respect to option grants made under such Independent Director Plan.

     Article 2. Authority of Program Administrator. Subject to the other provisions of this Program, and with a view to effecting its purpose, the Program Administrator shall have the authority: (a) to construe and interpret the Program; (b) to define the terms used herein; (c) to prescribe, amend, and rescind rules and regulations relating to the Program; (d) to determine to whom options, stock appreciation rights, performance shares, and stock bonuses shall be granted under the Program; (e) to determine the time or times at which options, stock appreciation rights, performance shares, or stock bonuses shall be granted under the Program; (f) to determine the number of shares subject to any discretionary option or stock appreciation right under the Program and the number of shares to be awarded as performance shares or stock bonuses under the Program, as well as the option price and the duration of each option, stock appreciation right performance share and stock bonus, and any other terms and conditions of options, stock appreciation rights, performance shares, and stock bonuses; and (g) to make any other determinations necessary or advisable for the administration of the Program and to do everything necessary or appropriate to administer the Program. All decisions, determinations and interpretations made by the Program Administrator shall be binding and conclusive on all participants in the Program and on their legal representatives, heirs, and beneficiaries.

     Article 3. Maximum Number of Shares Subject to the Program. The maximum aggregate number of shares of the Company's Common Stock, par value $.O1 per share ("Common Stock"), available pursuant to the Program, subject to adjustment as provided in Article 6 hereof, shall be 1,100,000 shares of Common Stock. Up to

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



1,000,000 of such shares may be issued under any Plan that is part of the Program other than the Independent Director Plan. Up to 100,00 shares may be issued under the Independent Director Plan. If any of the options or stock appreciation rights granted under the Program expire or terminate for any reason before they have been exercised in full, the unissued shares subject to those expired or terminated options and/or stock appreciation rights shall again be available for the purposes of the Program. If the performance objectives associated with the grant of any performance shares are not achieved within the specified performance objective period, or if the performance share grant terminates for any reason before the performance objective date arrives, the shares of Common Stock associated with such performance shares shall again be available for the purposes of the Program. If any stock provided to a recipient as a stock bonus is forfeited, the shares of Common Stock so forfeited shall again be available for purposes of the Program. Any shares of Common Stock delivered pursuant to the Program may consist, in whole or in part, of newly issued shares or treasury shares.

     Article 4. Eligibility and Participation. All employees of the Company and the Subsidiaries, whether or not officers or directors of the Company or the Subsidiaries, all consultants of the Company and the Subsidiaries, whether or not directors of the Company or the Subsidiaries, and all non-employee directors of the Company shall be eligible to participate in the Program; provided, however, that (i) only employees of the Company or the Subsidiaries may participate in the Incentive Plan, and (ii) only Independent Directors (as defined in the Independent Director Plan) may participate in the Independent Director Plan. The term "employee" shall include any person who has agreed to become an employee and the term "consultant" shall include any person who has agreed to become a consultant.

     Article 5. Effective Date and Term of Program. The Program shall become effective upon its adoption by the Board of Directors and the stockholders of the Company; provided, however, that awards may be granted under the Program prior to obtaining stockholder approval of the Program so long as such awards are contingent upon such stockholder approval being obtained and may not be exercised prior to such approval. The Program shall continue in effect for a term of ten years from the date the Program is adopted by the Board of Directors unless sooner terminated by the Board of Directors.

     Article 6. Adjustments. Subject to the provisions of Articles 18 and 19, in the event that the outstanding shares of Common Stock of the Company are hereafter increased, decreased, changed into, or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split an appropriate and proportionate adjustment shall be made by the Program Administrator in the maximum number and kind of shares as to which options, stock appreciation rights, and performance shares may be granted under the Program. A corresponding adjustment changing the number or kind of shares allocated to unexercised options, stock appreciation rights, performance shares and stock bonuses or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in outstanding options and stock appreciation rights shall be made without change in the aggregate purchase price applicable to the unexercised portion of the option or stock appreciation right but with a corresponding adjustment in the price for each share or other unit of any security covered by the option or stock appreciation right. In making any adjustment pursuant to this Article 6, any fractional shares shall be disregarded.

     Article 7. Termination and Amendment of Program. No options, stock appreciation rights, performance shares or stock bonuses shall be granted under the Program after the termination of the Program. The Program Administrator may at any time amend or revise the terms of the Program or of any outstanding option, stock appreciation right performance share or stock bonus issued under the Program, provided, however, that any stockholder approval necessary or desirable in order to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or with Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or other applicable law or regulation shall be obtained prior to the effectiveness of any such amendment or revision. No amendment, suspension or termination of the Program or of any outstanding option, stock appreciation right performance share or stock bonus shall, without the consent of the person who has received an option, stock appreciation right, performance share or stock bonus, impair any of that person's rights or obligations under any option, stock appreciation right performance share or stock bonus granted under the Program prior to such amendment, suspension or termination without that person's written consent.

     Article 8. Privileges of Stock Ownership Notwithstanding the exercise of any options granted pursuant to the terms of the Program or the achievement of any performance objective specified in any performance share granted pursuant to the terms of the Program, no person shall have any of the rights or privileges of a stockholder of the Company in respect of any shares of stock issuable upon the exercise of his or her option or achievement of his or her performance objective until certificates representing the shares have been issued and delivered. No adjustment shall be made for dividends or any other distributions for which the record date is prior to the date on which any stock certificate is issued pursuant to the Program.

     Article 9. Reservation of Shares of Common Stock. The Company, during the term of the Program, will at all times reserve and keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Program.

     Article 10. Tax Withholding. The exercise of any option, stock appreciation right or performance share, and the grant of any stock bonus under the Program, are subject to the condition that if at any time the Company shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any state or federal law is necessary or desirable as a condition of, or in any connection with, such exercise or the delivery or purchase of shares pursuant thereto, then, in such event the exercise of the option, stock appreciation right or performance share or the grant of such stock bonus or the elimination of the risk of forfeiture relating thereto shall not be effective unless such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Company.

     Article 11. Employment; Service as Director or Consultant. Nothing in the Program gives to any person any right to continued employment by or service as a director of or consultant to the Company or the Subsidiaries or limits in any way the right of the Company, the Subsidiaries or the Company's stockholders at any time to terminate or alter the terms of that employment or service.

     Article 12. Investment Letter; Restrictions or Obligation of the Company to Issue Securities; Restrictive Legend. Any person acquiring Common Stock or other securities of the Company pursuant to the Program, as a condition precedent to receiving the shares of Common Stock or other securities, may be required by the Program Administrator to submit a letter to the Company stating that the shares of Common Stock or other securities are being acquired for investment and not with a view to the distribution thereof. The Company shall not be obligated to sell or issue any shares of Common Stock or other securities pursuant to the Program unless, on the date of sale and issuance thereof, the shares of Common Stock or other securities are either registered under the Securities Act of 1933, as amended, and all applicable state securities laws, or exempt from registration thereunder. All shares of Common Stock and other securities issued pursuant to the Program shall bear a restrictive legend summarizing the restrictions on transferability applicable thereto, including those imposed by federal and state securities laws.

     Article 13. Covenant Against Competition. The Program Administrator shall have the right to condition the award to an employee of any option, stock appreciation right performance share, or stock bonus under the Program upon the recipient's execution and delivery to the Company of an agreement not to compete with the Company during the recipient's employment and for such period thereafter as shall be determined by the Program Administrator. Such covenant against competition shall be in a form satisfactory to the Program Administrator.

     Article 14. Rights Upon Termination. If a recipient of an award under the Program ceases to be a director of the Company or to be employed by or to provide consulting services to the Company or any Subsidiary (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies), as the case may be, for any reason other than death or disability, then, unless any other provision of the Program provides for earlier termination:

          (a) subject to Article 21, all options or stock appreciation rights (other than Naked Rights) shall terminate immediately in the event the recipient's service or employment is terminated for cause and in all other circumstances may be exercised, to the extent exercisable on the date of termination, until (i) three months after the date of termination in the case of grants under the Independent Director Plan, and (ii) 30 days after the date of termination in all other cases; provided, however, that the Program Administrator may, in its discretion, allow such options or stock appreciation rights (other than Naked Rights) to be exercised (to the extent exercisable on the date of termination) at any time within three months after the date of termination;

          (b)  subject to  Section  5(b) of the SAR Plan,  all Naked  Rights not
     payable  on  the  date  of  termination  of  employment   shall   terminate
     immediately;

          (c) all performance share awards shall terminate immediately unless the performance objectives have been achieved and the performance objective period has expired; and

          (d) all stock bonuses which are subject to forfeiture shall be forfeited as of the date of termination.

     Article 15. Rights Upon Disability. If a recipient becomes disabled, within the meaning of Section 22(e)(3) of the Code, while serving as a director of the Company or while employed by or rendering consulting services to the Company or any Subsidiary (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies), as the case may be, then, unless any other provision of the Program provides for earlier termination:

          (a) subject to Article 21, all options or stock appreciation rights (other than Naked Rights) may be exercised, to the extent exercisable on the date of termination, at any time within one year after the date of termination due to disability;

          (b) all Naked Rights shall be fully paid by the Company as of the date of disability;

          (c) all performance share awards for which all performance objectives have been achieved (other than continued employment or service on the Vesting Date) shall be paid in full by the Company; all other performance shares shall terminate immediately; and

          (d) all stock bonuses which are subject to forfeiture shall be forfeited as of the date of disability.

     Article 16. Rights Upon Death of Recipient. If a recipient dies while serving as a director of the Company or while employed by or rendering consulting services to the Company or any Subsidiary (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies), as the case may be, then, unless any other provision of the Program provides for earlier termination:

          (a) subject to Article 21, all options or stock appreciation rights (other than Naked Rights) may be exercised by the person or persons to whom the recipient's rights shall pass by will or by the laws of descent and distribution, to the extent exercisable on the date of death, at any time within one year after the date of death, unless any other provision of the Program provides for earlier termination;

          (b) all Naked Rights shall be fully paid by the Company as of the date of death;

          (c) all performance share awards for which all performance objectives have been achieved (other than continued employment or service on the Vesting Date) shall be paid in full by the Company; all other performance share awards shall terminate immediately; and

          (d) all stock bonuses which are subject to forfeiture shall be forfeited as of the date of death.

     Article 17. Transferability. Options and stock appreciation rights granted under the Program may not be sold, pledged, assigned or transferred in any manner by the recipient otherwise than by will or by the laws of descent and distribution and shall be exercisable (a) during the recipient's lifetime only by the recipient and (b) after the recipient's death only by the recipient's executor, administrator or personal representative, provided, however that (i) the Program Administrator may permit the recipient of a non-incentive stock option under the Supplemental Plan to transfer the option to a family member or a trust created for the benefit of family members and (ii) recipients of options under the Independent Director Plan may transfer such options to a family member or a trust created for the benefit of family members. In the case of such a transfer, the transferee's rights and obligations with respect to the option shall be determined by reference to the recipient and the recipient's rights and obligations with respect to the option had no transfer been made. The recipient shall remain obligated pursuant to Articles 10 and 12 hereunder if required by applicable law. Common Stock which represents either performance shares prior to the satisfaction of the stated performance objectives and the expiration of the stated performance objective periods or stock bonus shares prior to the time that they are no longer subject to risk of forfeiture may not be sold, pledged, assigned or transferred in any manner.

     Article 18 Change in Control. All options granted pursuant to the Independent Director Plan shall become immediately exercisable upon the occurrence of a Change in Control Event. With respect to other awards, the Program Administrator shall have the authority to provide, either at the time any option, stock appreciation right performance share or stock bonus is granted or thereafter, that an option or stock appreciation right shall become fully exercisable upon the occurrence of a Change in Control Event or that all restrictions, performance objectives, performance objective periods and risks of forfeiture pertaining to a performance share or stock bonus award shall lapse upon the occurrence of a Change in Control Event. As used in the Program, a "Change in Control Event" shall be deemed to have occurred if:

          (a) any person, firm or corporation acquires directly or indirectly the Beneficial Ownership (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) of any voting security of the Company and, immediately after such acquisition, the acquirer has Beneficial Ownership of voting securities representing 50% or more of the total voting power of all the then-outstanding voting securities of the Company;

          (b) the individuals who (i) as of the effective date of the Program constitute the Board of Directors (the "Original Directors"), (ii)
     thereafter are elected to the Board of Directors and whose election or nomination for election to the Board of Directors was approved by a vote of at least 2/3 of the Original Directors then still in office (such Directors being called "Additional Original Directors"), or (iii) are elected to the Board of Directors and whose election or nomination for election to the Board of Directors was approved by a vote of at least 2/3 of the Original Directors and Additional Original Directors then still in office, cease for any reason to constitute a majority of the members of the Board of Directors;

          (c)  the   stockholders   of  the  Company  shall  approve  a  merger,
     consolidation, recapitalization, or reorganization of the Company or the Company shall consummate any such transaction if stockholder approval is not sought or obtained, other than any such transaction which would result in

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



     holders of outstanding voting securities of the Company immediately prior to the transaction having Beneficial Ownership of at least 50% of the total voting power represented by the voting securities of the surviving entity outstanding immediately after such transaction, with the voting power of each such continuing holder relative to such other continuing holders being not altered substantially in the transaction; or

          (d) the stockholders of the Company shall approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or a substantial portion of the Company's assets (i.e., 50% or more in value of the total assets of the Company).

     Article 19. Mandatory Exercise. Upon the occurrence of or in anticipation of a contemplated Change in Control Event, the Company may give a holder of an option or stock appreciation right written notice requiring such person either
(a) to exercise within a period of time established by the Company after receipt of the notice each option and stock appreciation right to the fullest extent exercisable at the end of that period, or (b) to surrender such option or stock appreciation right or any unexercised portion thereof. Any portion of such option or stock appreciation right which shall not have been exercised in accordance with the provisions of the Program by the end of such period shall automatically lapse irrevocably and the holder shall have no further rights thereunder.

     Article 20. Method of Exercise. Any holder of an option may exercise his or her option from time to time by giving written notice thereof to the Company at its principal office, together with payment in full for the shares of Common Stock to be purchased. The date of such exercise shall be the date on which the Company receives such notice. Such notice shall state the number of shares to be purchased. The purchase price of any shares purchased upon the exercise of any option granted pursuant to the Program shall be paid in full at the time of exercise of the option by certified or bank cashier's check payable to the order of the Company or, if permitted by the Program Administrator, by shares of Common Stock which have been held by the optionee for at least six months, or by a combination of checks and such shares of Common Stock. The Program Administrator may, in its sole discretion, permit an optionee to make "cashless exercise" arrangements, to the extent permitted by applicable law, and may require optionees to utilize the services of a single broker selected by the Program Administrator in connection with any cashless exercise. No option may be exercised for a fraction of a share of Common Stock. If any portion of the purchase price is paid in shares of Common Stock, those shares shall be valued at their then Fair Market Value as determined by the Program Administrator in accordance with Section 4 of the Incentive Plan.

     Article 21. Limitation. Notwithstanding any other provision of the Program,
(a) no option may be granted pursuant to the Program more than ten years after the date on which the Program was adopted by the Board of Directors, and (b) any option granted under the Program shall, by its terms, not be exercisable more than ten years after the date of grant provided, however, that any option granted under the Independent Director Plan shall, by its terms, not be exercisable more than five years after the date of grant.

     Article 22. Sunday or Holiday. In the event that the time for the performance of any action or the giving of any notice is called for under the Program within a period of time which ends or falls on a Sunday or legal holiday, such period shall be deemed to end or fall on the next day following such Sunday or legal holiday which is not a Sunday or legal holiday.

     Article 23. Governing Law. The Program shall be governed by and construed in accordance with the laws of the State of New Jersey.

                                     PLAN I


                           BARRINGER TECHNOLOGIES INC.

                           INCENTIVE STOCK OPTION PLAN


     Section 1. General. This Barringer Technologies Inc. Incentive Stock Option Plan ("Incentive Plan") is Part I of the Company's Program. The Company intends that options granted pursuant to the provisions of the Incentive Plan will qualify and will be identified as "incentive stock options" within the meaning of Section 422 of the Code. Unless any provision herein indicates to the contrary, the Incentive Plan shall be subject to the General Provisions of the Program.

     Section 2. Terms and Conditions. The Program Administrator may grant incentive stock options to any person eligible under Article 4 of the General Provisions. The terms and conditions of options granted under the Incentive Plan may differ from one another as the Program Administrator shall, in its discretion, determine, as long as all options granted under the Incentive Plan satisfy the requirements of the Incentive Plan.

     Section 3. Duration of Options. Each option and all rights thereunder granted pursuant to the terms of the Incentive Plan shall expire on the date determined by the Program Administrator, but in no event shall any option granted under the Incentive Plan expire later than ten years from the date on which the option is granted. Notwithstanding the foregoing, any option granted under the Incentive Plan to any person who owns more than 10% of the combined voting power of all classes of stock of the Company or a Subsidiary shall expire no later than five years from the date on which the option is granted.

     Section 4. Purchase Price. The option price with respect to any option granted pursuant to the Incentive Plan shall not be less than the Fair Market Value of the shares on the date of the grant of the option; except that the option price with respect to any option granted pursuant to the Incentive Plan to any person who owns more than 10% of the combined voting power of all classes of stock of the Company shall not be less than 110% of the Fair Market Value of the shares on the date the option is granted. "Fair Market Value" shall mean the fair market value of the Common Stock on the date of grant or other relevant date. If on such date the Common Stock is listed on a stock exchange or is quoted on the automated quotation system of NASDAQ, the Fair Market Value shall be the closing sale price (or if such price is unavailable, the average of the high bid price and the low asked price) on such date. If no such closing sale price or bid and asked prices are available, the Fair Market Value shall be determined in good faith by the Program Administrator in accordance with generally accepted valuation principles and such other factors as the Program Administrator reasonably deems relevant.

     Section 5. Maximum Amount of Options in Any Calendar Year. The aggregate Fair Market Value of the Common Stock with respect to which incentive stock options are exercisable for the first time by any employee during any calendar year (under the terms of the Incentive Plan and all incentive stock option plans of the Company and the Subsidiaries) shall not exceed $100,000.

     Section 6. Exercise of Options. Unless otherwise provided by the Program Administrator at the time of grant or unless the installment provisions set forth herein are subsequently accelerated pursuant to Article 18 of the General Provisions of the Program or otherwise by the Program Administrator with respect to any one or more previously granted options, options may only be exercised to the following extent during the following periods of employment:




Period Following                                   Maximum Percentage of
 Date of Grant                                        Shares Covered by
---------------                                      Option Which May be
                                                         Purchased
                                                         ---------
Less than 12 months                                          0%

12 months or more and less than 24                          25%
months

24 months or more and less than 36 months                   50%

36 months or more and less than 48 months                   75%

48 months or more                                          100%

                                     PLAN II


                           BARRINGER TECHNOLOGIES INC.

                         SUPPLEMENTAL STOCK OPTION PLAN

     Section 1. General. This Barringer Technologies Inc. Supplemental Stock Option Plan ("Supplemental Plan") is Part II of the Company's Program. Any option granted pursuant to the Supplemental Plan shall not be an incentive stock option as defined in Section 422 of the Code. Unless any provision herein indicates to the contrary, this Supplemental Plan shall be subject to the General Provisions of the Program.

     Section 2. Terms and Conditions. The Program Administrator may grant supplemental stock options to any person eligible under Article 4 of the General Provisions. The terms and conditions of options granted under the Supplemental Plan may differ from one another as the Program Administrator shall, in its discretion, determine, as long as all options granted under the Supplemental Plan satisfy the requirements of the Supplemental Plan.

     Section 3. Duration of Options. Each option and all rights thereunder granted pursuant to the terms of the Supplemental Plan shall expire on the date determined by the Program Administrator, but in no event shall any option granted under the Supplemental Plan expire later than ten years from the date on which the option is granted.

     Section 4. Purchase Price. The option price with respect to any option granted pursuant to the Supplemental Plan shall be determined by the Program Administrator at the time of grant.

     Section 5. Exercise of Options. Unless otherwise provided by the Program Administrator at the time of grant or unless the installment provisions set forth herein are subsequently accelerated pursuant to Article 18 of the General Provisions of the Program or otherwise by the Program Administrator, with respect to any one or more previously granted options, options may only be exercised to the following extent during the following periods of employment or service:

Period Following                                   Maximum Percentage of
 Date of Grant                                        Shares Covered by
---------------                                      Option Which May be
                                                         Purchased
                                                         ---------
Less than 12 months                                          0%

12 months or more and less than 24                          25%
months

24 months or more and less than 36 months                   50%

36 months or more and less than 48 months                   75%

48 months or more                                          100%

                                    PLAN III


                           BARRINGER TECHNOLOGIES INC.

                         STOCK APPRECIATION RIGHTS PLAN

     Section 1. General. This Barringer Technologies Inc. Stock Appreciation Rights Plan ("SAR Plan") is Part III of the Company's Program.

     Section 2. Terms and Conditions. The Program Administrator may grant stock appreciation rights to any person eligible under Article 4 of the General Provisions. Stock appreciation rights may be granted either in tandem with incentive stock options or supplemental stock options as described in Section 4 of the SAR Plan, or as naked stock appreciation rights as described in Section 5 of the SAR Plan.

     Section 3. Mode of Payment. At the discretion of the Program Administrator, payments to recipients upon exercise of stock appreciation rights may be made in
(a) cash by bank check, (b) shares of Common Stock having a Fair Market Value (determined in the manner provided in Section 4 of the Incentive Plan) equal to the amount of the payment (c) a note in the amount of the payment containing such terms as are approved by the Program Administrator, or (d) any combination of the foregoing in an aggregate amount equal to the amount of the payment.

     Section 4. Stock Appreciation Rights in Tandem with Incentive or Supplemental Stock Options. A SAR granted in tandem with an incentive stock option or a supplemental stock option (each, an "Option") shall be on the following terms and conditions:

          (a) Each SAR shall relate to a specific Option or portion of an Option granted under the Incentive Plan or the Supplemental Plan, as the case may be, and may be granted by the Program Administrator at the same time that the Option is granted or at any time thereafter prior to the last day on which the Option may be exercised.

          (b) A SAR shall entitle a recipient upon surrender of the unexpired related Option, or a portion thereof, to receive from the Company an amount equal to the excess of (i) the Fair Market Value (determined in accordance with Section 4 of the Incentive Plan) of the shares of Common Stock which the recipient would have been entitled to purchase on that date pursuant to the portion of the Option surrendered, over (ii) the amount which the recipient would have been required to pay to purchase such shares upon exercise of such Option.

          (c) A SAR shall be exercisable only for the same number of shares of Common Stock, and only at the same times, as the Option to which it relates. SARs shall be subject to such other terms and conditions as the Program Administrator may specify.

          (d) A SAR shall lapse at such time as the related Option is exercised or lapses pursuant to the terms of the Program. On exercise of the SAR, the related Option shall lapse as to the number of shares exercised.

     Section 5. Naked Stock Appreciation Rights. SARs granted by the Program Administrator as naked stock appreciation rights ("Naked Rights") shall be subject to the following terms and conditions:

          (a) The Program Administrator may award Naked Rights to recipients for periods not exceeding ten years. Each Naked Right shall represent the right to receive the excess of (i) the Fair Market Value of one share of Common Stock (determined in accordance with Section 4 of the Incentive Plan) on the date of exercise of the Naked Right, over (ii) the Fair Market Value of one share of Common Stock (determined in accordance with Section 4 of the Incentive Plan) on the date the Naked Right was awarded to the recipient.

          (b) Unless otherwise provided by the Program Administrator at the time of award or unless the installment provisions set forth herein are subsequently accelerated pursuant to Article 18 of the General Provisions of the Program or otherwise by the Program Administrator with respect to any one or more previously granted Naked Rights, Naked Rights may only be exercised to the following extent during the following periods of employment or service:

Period Following                                   Maximum Percentage of
 Date of Grant                                         Naked Rights
---------------                                        Which May be
                                                         Purchased
                                                         ---------
Less than 12 months                                          0%

12 months or more and less than 24                          25%
months

24 months or more and less than 36 months                   50%

36 months or more and less than 48 months                   75%

48 months or more                                          100%


     (c) The Naked Rights solely measure and determine the amounts to be paid to recipients upon exercise as provided in Section 5(a). Naked Rights do not represent Common Stock or any right to receive Common Stock. The Company shall not hold in trust or otherwise segregate amounts which may become payable to recipients of Naked Rights; such funds shall be part of the general funds of the Company. Naked Rights shall constitute an unfunded contingent promise to make future payments to the recipient.

                                     PLAN IV


                           BARRINGER TECHNOLOGIES INC.

                             PERFORMANCE SHARE PLAN

     Section 1. General. This Barringer Technologies Inc. Performance Share Plan ("Performance Share Plan") is Part IV of the Company's Program. Unless any provision herein indicates to the contrary, the Performance Share Plan shall be subject to the General Provisions of the Program.

     Section 2. Terms and Conditions. The Program Administrator may grant performance shares to any person eligible under Article 4 of the General Provisions. Each performance share grant shall confer upon the recipient thereof the right to receive a specified number of shares of Common Stock of the Company contingent upon the achievement of specified performance objectives within a specified performance objective period including, but not limited to, the recipient's continued employment or service as a consultant through the period set forth in Section 5 of this Performance Share Plan. At the time of an award of a performance share, the Program Administrator shall specify the performance objectives, the performance objective period or periods and the period of duration of the performance share grant. Any performance shares granted under this Plan shall constitute an unfunded promise to make future payments to the affected person upon the completion of specified conditions.

     Section 3. Mode of Payment. At the discretion of the Program Administrator, payments of performance shares may be made in (a) shares of Common Stock, (b) a check in an amount equal to the Fair Market Value (determined in the manner provided in Section 4 of the Incentive Plan) of the shares of Common Stock to which the performance share award relates, (c) a note in the amount specified above in Section 3(b) containing such terms as are approved by the Program Administrator, or (d) any combination of the foregoing in the aggregate amount equal to the amount specified above in Section 3(b).

     Section 4. Performance Objective Period. The duration of the period within which to achieve the performance objectives shall be determined by the Program Administrator. The period may not be less than one year nor more than ten years from the date that the performance share is granted. The Program Administrator shall determine whether performance objectives have been met with respect to each applicable performance objective period. Such determination shall be made promptly after the end of each applicable performance objective period, but in no event later than 90 days after the end of each applicable performance objective period. All determinations by the Program Administrator with respect to the achievement of performance objectives shall be final, binding on and conclusive with respect to each recipient.

     Section 5. Vesting of Performance Shares. Unless otherwise provided by the Program Administrator at the time of grant or unless the installment provisions set forth herein are subsequently accelerated pursuant to Article 18 of the General Provisions of the Program or otherwise by the Program Administrator, with respect to any one or more previously granted performance shares, the Company shall pay to the recipient on the date set forth in Column 1 below ("Vesting Date") the percentage of the recipient's performance share award set forth in Column 2 below.

          Column 1                              Column 2
          Vesting Date                         Percentage
          ------------                         ----------

1 year from Date of Grant                          25%
2 years from Date of Grant                         25%
3 years from Date of Grant                         25%
4 years from Date of Grant                         25%

                                     PLAN V

                           BARRINGER TECHNOLOGIES INC.

                                STOCK BONUS PLAN


     Section 1. General. This Barringer Technologies Inc. Stock Bonus Plan ("Stock Bonus Plan") is Part V of the Company's Program. Unless any provision herein indicates to the contrary, the Stock Bonus Plan shall be subject to the General Provisions of the Program.

     Section 2. Terms and Conditions. The Program Administrator may grant bonuses in the form of shares of Common Stock to any person eligible under
Article 4 of the General Provisions. Each such stock bonus shall be forfeited by the recipient in the event that the recipient's employment by or service as a director or consultant to the Company or any Subsidiary terminates within the time periods specified in Section 3 of the Stock Bonus Plan or within such other time period as the Program Administrator also may provide at the time of grant. The Program Administrator also may provide at the time of grant that the Common Stock subject to the stock bonus shall be forfeited by the recipient upon the occurrence of other events.

     Section 3. Forfeiture of Bonus Shares. Unless otherwise provided by the Program Administrator at the time of grant or unless the installment provisions set forth herein are subsequently accelerated pursuant to Article 18 of the General Provisions of the Program or otherwise by the Program Administrator with respect to any one or more previously granted bonus shares, the percentage set forth in Column 2 below of shares of Common Stock issued as a stock bonus shall be forfeited and transferred back to the Company by the recipient without payment of any consideration from the Company if the recipient's employment by or service as a director or consultant to the Company or any Subsidiary is terminated for any reason during the time periods specified in Column 1 below:

         Column 1                                    Column 2
    Employment or Service                      Percentage of Bonus
      Terminated Within                         Shares Which are
    ---------------------                           Forfeitable
                                               -------------------

 First 12 months after grant                           100%
 First 24 months after grant                            75%
 First 36 months after grant                            50%
 First 48 months after grant                            25%
 Beyond 48 months after grant                            0%


     Section 4. Rights as a Stockholder; Stock Certificates. A recipient shall have rights as a stockholder with respect to any shares of Common Stock received as a stock bonus represented by a stock certificate issued in his name even though all or a portion of such shares remains subject to a risk of forfeiture hereunder, except that shares subject to forfeiture shall not be transferable. Stock certificates representing such shares which remain subject to forfeiture together with a related stock power shall be held by the Company, and shall be canceled and returned to the Company's treasury if thereafter forfeited. Stock certificates representing such shares which are vested and no longer subject to forfeiture shall be delivered to the recipient.

                                     PLAN VI

                           BARRINGER TECHNOLOGIES INC.

                            INDEPENDENT DIRECTOR PLAN


     Section 1. General. This Barringer Technologies Inc. Independent Director Plan ("Independent Director Plan") is Part VI of the Company's Program. Any option granted pursuant to this Independent Director Plan shall not be an incentive stock option as defined in Section 422 of the Code. Unless any provision herein indicates to the contrary, this Independent Director Plan shall be subject to the General Provisions of the Program.

     Section 2. Terms and Conditions. Every year on the earlier of (i) the date of the Company's annual meeting of stockholders, and (ii) June 1, the Company shall grant to each Independent Director (as defined below) elected as a director at such annual meeting (or nominated for election as a director by the Board of Directors or any nominating committee thereof in the event that such annual meeting does not occur prior to June 1), or, in the event that the Board of Directors is divided into two or more classes, continuing or expected to continue to serve as a director of the Company following such annual meeting, an option to purchase 3,000 shares of Common Stock. As used in the Independent Director Plan, the term "Independent Director" means any member of the Board of Directors who, as of the relevant date of determination, has not been a full-time employee of the Company or any Subsidiary for at least twelve months preceding such date.

     Section 3. Duration of Options. Each option and all rights thereunder granted pursuant to the terms of the Independent Director Plan shall expire five years from the date on which the option is granted. In addition, each option shall be subject to early termination as provided in the Independent Director Plan.

     Section 4. Purchase Price. The option price with respect to any option granted pursuant to the Independent Director Plan shall be the Fair Market Value (determined in accordance with Section 4 of the Incentive Plan) of the shares of Common Stock to which the option relates.

     Section 5. Exercise of Options.

     (a) Options granted under the Independent Director Plan shall become fully exercisable as to 100% of the shares of Common Stock covered thereby one year after the date of grant, subject to acceleration as set forth in Article 18 of the General Provisions of Stock Compensation Program.


                                      -22

     (b) Except as provided in the General Provisions of Stock Compensation Program, no option may be exercised unless the holder thereof is then a director of the Company.

     (c) Other than as provided in the General Provisions Compensation Program, options granted under the Independent Director Plan shall not be affected by any change of duties or position so long as the holder continues to be a director of the Company.


                                      -23-